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________________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 4, 2002


                                 Lantronix, Inc.

                                 ______________
             (Exact name of registrant as specified in its charter)



             Delaware                     1-16027               33-0362767
   ----------------------------         ------------        -------------------
   (State or other jurisdiction         (Commission            (IRS Employer
         of incorporation)              File Number)        Identification No.)

                             15353 Barranca Parkway
                                   Irvine, CA
                                      92618
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (949) 453-3990


          (Former name or former address, if changed since last report)


________________________________________________________________________________

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Item 5.     Other Events

     On May 6, 2002, Lantronix, Inc. announced that, effective May 4, 2002, it terminated the employment of its Chief Operating Officer and Chief Financial Officer.

     A copy of the press release issued on May 6, 2002 is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.     Financial Statements and Exhibits

    (c)     Exhibits

            The following exhibit is filed herewith:

            99.1 Text of Press Release, dated May 6, 2002, titled "Lantronix
                 Announces Management Changes."

                                                                             -2-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LANTRONIX, INC.


Date:  May 7, 2002                    By:  /s/  Frederick Thiel
                                           -------------------------------------
                                           Frederick Thiel
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------

          99.1 Text of Press Release, dated May 6, 2002, titled "Lantronix Announces Management Changes."

                                                                             -4-